UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2012


                                Guar Global Ltd.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-52929
                            (Commission File Number)

                                   98-0540833
                        (IRS Employer Identification No.)

                     8275 Southern Eastern Avenue, Suite 200
                            Las Vegas, Nevada, 89123
               (Address of principal executive offices)(Zip Code)

                                 (702) 990-8402
              (Registrant's telephone number, including area code)

                              ERE Management, Inc.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

Effective September 24, 2012, the board of directors and the majority of voting power held by the stockholders of the Company, approved an amendment to the Company's Articles of Incorporation to change the name of the Company from "ERE Management, Inc." to "Guar Global Ltd." The Certificate of Amendment to the Articles of Incorporation effecting the change of name of the Company was filed with the Secretary of State of the State of Nevada effective September 25, 2012. The Financial Industry Regulatory Authority, Inc. recognized the name change effective October 8, 2012. Effective October 8, 2012, the new ticker symbol of the Company is "GGBL".

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS:

    Exhibit                        Description
    -------                        -----------

     3.1     Certificate of Amendment to Articles of Incorporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ERE Management, Inc.
                                   (Registrant)


Date: October 15, 2012           By: /s/ Joselito Christopher G. Imperial
                                    --------------------------------------------
                                 Name:  Joselito Christopher G. Imperial
                                 Title: President

                                  EXHIBIT INDEX

    Exhibit                        Description
    -------                        -----------

     3.1     Certificate of Amendment to Articles of Incorporation